Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2005	2004
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 86,194	$ 46,989
Special deposits	164,332	82,584
Investments in securitizable assets	220,942	139,391
Receivables, less provision for uncollectible
accounts of $27,652 in 2005 and $25,325 in 2004	763,976	771,257
Unbilled revenues	110,655	144,438
Taxes receivable	31,631	61,420
Fuel, materials and supplies	204,789	185,180
Marketable securities	51,467	52,498
Derivative assets - current	877,607	81,567
Prepayments and other	100,884	154,395
Assets held for sale	136,169	-
	2,748,646	1,719,719

Property, Plant and Equipment:
Electric utility	6,202,230	5,918,539
Gas utility	815,052	786,545
Competitive energy	905,134	918,183
Other	252,789	241,190
	8,175,205	7,864,457
Less: Accumulated depreciation	2,496,041	2,382,927
	5,679,164	5,481,530
Construction work in progress	548,716	382,631
	6,227,880	5,864,161

Deferred Debits and Other Assets:
Regulatory assets	2,467,689	2,746,219
Goodwill	290,791	319,986
Prepaid pension	321,267	352,750
Marketable securities	60,983	51,924
Derivative assets - long-term	548,833	198,769
Other	263,303	402,651
	3,952,866	4,072,299

Total Assets	$ 12,929,392	$ 11,656,179

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2005	2004
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 308,000	$ 180,000
Long-term debt - current portion	40,387	90,759
Accounts payable	887,689	825,247
Accrued interest	61,694	49,449
Derivative liabilities - current	853,053	130,275
Counterparty deposits	209,477	57,650
Other	213,083	230,022
Liabilities of assets held for sale	118,374	-
	2,691,757	1,563,402

Rate Reduction Bonds	1,399,143	1,546,490

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,358,869	1,434,403
Accumulated deferred investment tax credits	96,364	99,124
Deferred contractual obligations	345,769	413,056
Regulatory liabilities	1,223,268	1,070,187
Derivative liabilities - long-term	403,442	58,737
Other	264,697	267,895
	3,692,409	3,343,402

Capitalization:
Long-Term Debt	2,998,359	2,789,974

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 151,851,387 shares issued
and 130,036,277 shares outstanding in 2005 and
151,230,981 shares issued and 129,034,442 shares
outstanding in 2004	759,257	756,155
Capital surplus, paid in	1,123,988	1,116,106
Deferred contribution plan - employee stock
ownership plan	(50,269)	(60,547)
Retained earnings	540,642	845,343
Accumulated other comprehensive income/(loss)	18,075	(1,220)
Treasury stock, 19,642,592 shares in 2005
and 19,580,065 shares in 2004	(360,169)	(359,126)
Common Shareholders' Equity	2,031,524	2,296,711
Total Capitalization	5,146,083	5,202,885

Commitments and Contingencies

Total Liabilities and Capitalization	$ 12,929,392	$ 11,656,179

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF (LOSS)/INCOME

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
	(Thousands of Dollars, except share information)

Operating Revenues	$ 1,754,862	$ 1,624,487	$ 5,519,556	$ 4,908,837

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	1,135,076	1,107,113	3,697,990	3,196,842
Other	270,469	237,925	785,979	690,195
Wholesale contract market changes, net	101,218	-	359,684	-
Restructuring and impairment charges	4,807	-	28,461	-
Maintenance	56,290	47,804	153,057	137,814
Depreciation	58,963	57,033	174,979	166,787
Amortization	79,902	42,679	127,021	100,057
Amortization of rate reduction bonds	46,123	43,286	133,029	124,579
Taxes other than income taxes	63,385	55,195	195,718	188,031
Total operating expenses	1,816,233	1,591,035	5,655,918	4,604,305
Operating (Loss)/Income	(61,371)	33,452	(136,362)	304,532

Interest Expense:
Interest on long-term debt	42,327	36,995	126,369	107,486
Interest on rate reduction bonds	21,502	24,446	66,775	75,184
Other interest	3,336	19	9,695	1,011
Interest expense, net	67,165	61,460	202,839	183,681
Other Income, Net	8,173	5,977	14,838	7,574
(Loss)/Income from Continuing Operations Before
Income Tax (Benefit)/Expense	(120,363)	(22,031)	(324,363)	128,425
Income Tax (Benefit)/Expense	(29,794)	(14,124)	(110,032)	40,305
(Loss)/Income from Continuing Operations Before
Preferred Dividends of Subsidiary	(90,569)	(7,907)	(214,331)	88,120
Preferred Dividends of Subsidiary	1,390	1,390	4,169	4,169
(Loss)/Income from Continuing Operations	(91,959)	(9,297)	(218,500)	83,951
Discontinued Operations:
(Loss)/Income from Discontinued Operations Before Income Taxes	(3,929)	2,285	(34,242)	(551)
Income Tax (Benefit)/Expense	(1,396)	896	(12,827)	(126)
(Loss)/Income from Discontinued Operations	(2,533)	1,389	(21,415)	(425)
Net (Loss)/Income	$ (94,492)	$ (7,908)	$ (239,915)	$ 83,526

Basic and Fully Diluted (Loss)/Earnings Per Common Share:
(Loss)/Income from Continuing Operations	$ (0.71)	$ (0.07)	$ (1.68)	$ 0.65
(Loss)/Income from Discontinued Operations	(0.02)	0.01	(0.17)	-
Basic and Fully Diluted (Loss)/Earnings Per Common Share	$ (0.73)	$ (0.06)	$ (1.85)	$ 0.65

Basic Common Shares Outstanding (average)	129,957,408	128,279,814	129,585,519	128,064,364

Fully Diluted Common Shares Outstanding (average)	129,957,408	128,279,814	129,585,519	128,231,267

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
	2005	2004
	(Thousands of Dollars)
Operating Activities:
Net (loss)/income	$ (239,915)	$ 83,526
Adjustments to reconcile to net cash flows
provided by operating activities:
Wholesale contract market changes, net	359,684	-
Restructuring and impairment charges	53,194	-
Bad debt expense	21,758	17,008
Depreciation	175,443	167,366
Deferred income taxes and investment tax credits, net	(122,012)	65,133
Amortization	127,021	100,057
Amortization of rate reduction bonds	133,029	124,579
Amortization/(deferral) of recoverable energy costs	22,158	(30,688)
Pension expense	24,699	7,977
Wholesale contract buyout payments	(145,231)	-
Mark-to-market on natural gas contracts	40,662	45,916
Regulatory refunds	(91,796)	(23,350)
Derivative assets	47,689	(20,439)
Derivative liabilities	(83,885)	57,913
Deferred contractual obligations	(67,065)	(45,982)
Other sources of cash	60,989	76,548
Other uses of cash	(12,822)	(21,108)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	(1,137)	57,974
Fuel, materials and supplies	(33,979)	(48,684)
Investments in securitizable assets	(81,551)	(46,056)
Taxes receivable	32,332	(48,487)
Other current assets	(69,082)	(64,724)
Accounts payable	50,800	(37,533)
Counterparty deposits	151,827	20,860
Other current liabilities	(54)	(9,228)
Net cash flows provided by operating activities	352,756	428,578

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(508,116)	(436,156)
Competitive energy assets	(13,421)	(13,915)
Cash flows used for investments in property and plant	(521,537)	(450,071)
Net proceeds from sale of property	24,649	-
Proceeds from sales of investment securities	96,471	31,651
Purchases of investment securities	(108,944)	(95,283)
Restricted cash - LMP costs	-	93,630
Other investing activities	7,222	(32,843)
Net cash flows used in investing activities	(502,139)	(452,916)

Financing Activities:
Issuance of common shares	8,161	4,470
Issuance of long-term debt	300,000	463,113
Retirement of rate reduction bonds	(147,347)	(138,016)
Increase/(decrease) in short-term debt	128,000	(103,957)
Reacquisitions and retirements of long-term debt	(52,061)	(86,628)
Cash dividends on common shares	(64,785)	(59,221)
Other financing activities	16,620	(943)
Net cash flows provided by financing activities	188,588	78,818
Net increase in cash and cash equivalents	39,205	54,480
Cash and cash equivalents - beginning of period	46,989	43,372
Cash and cash equivalents - end of period	$ 86,194	$ 97,852

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.